Exhibit 10.2
FIRST AMENDMENT
     THIS FIRST AMENDMENT (this “Amendment”) dated as of June 1, 2006 to the Credit Agreement referenced below is by and among Orbital Sciences Corporation, a Delaware corporation (the “Borrower”), the Lenders identified on the signature pages hereto and Bank of America, N.A., as administrative agent (the “Administrative Agent”).
W I T N E S S E T H
     WHEREAS, $50 million in credit facilities have been established in favor of the Borrower pursuant to the Amended and Restated Credit Agreement (as amended, modified and supplemented from time to time, the “Credit Agreement”) dated as of December 29, 2004 among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and
     WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.
     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.
     2. Amendments.
     2.1 In Section 8.01 of the Credit Agreement, the “and” at the end of clause (t) is deleted, the “.” at the end of clause (u) is amended to read
“; and” and a new clause (v) is added thereto to read as follows:
(v) deposits of cash Investments permitted under Section 8.02(j), Section 8.02(p) or Section 8.02(q) into an escrow account that provides for such cash Investments to be disbursed from such escrow account to the recipient of such cash Investments upon the satisfaction of certain conditions.
     2.2 In Section 8.02 of the Credit Agreement, clause (q) is amended to read as follows:
(q) Investments not contemplated in the foregoing clauses in an amount not to exceed $25,000,000 in the aggregate at any time outstanding.
     3. Conditions Precedent. This Amendment shall be effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower and the Required Lenders.
     4. Representations and Warranties. The Borrower represents and warrants that the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof (except for those which expressly relate to an earlier date)
     5. Reaffirmation of Security Interests. The Borrower (i) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.
     6. No Other Changes. Except as expressly modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.
     7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.
     8. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	ORBITAL SCIENCES CORPORATION, a Delaware corporation

	By: Name:	/s/ Michael R. Williams Michael R. Williams
	Title:	Senior Vice President and Treasurer

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By: Name:	/s/ Kristine Thennes Kristine Thennes
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

	By: Name:	/s/ Michael J. Landini Michael J. Landini
	Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

	By: Name:	/s/ Robert G. McGill Jr. Robert G. McGill Jr.
	Title:	Director

FIRST HORIZON BANK, A DIVISION OF FIRST TENNESSEE BANK NA

	By: Name:	/s/ Gill H. Waller Gill H. Waller
	Title:	SVP